Exhibit 99.2
Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands, except share data)

	December 31,	December 31,
	2005	2004
Assets
Cash and cash equivalents	$113,562	125,522
Restricted cash	1,818	2,017
Inventory of real estate	611,260	413,471
Investment in Bluegreen Corporation	95,828	80,572
Property and equipment, net	44,250	31,137
Other assets	28,955	25,748

Total assets	$895,673	678,467

Liabilities and Shareholders’ Equity

Accounts payable and accrued liabilities	$66,652	66,271
Customer deposits	51,686	43,022
Current income tax payable	12,551	4,314
Notes and mortgage notes payable	353,623	221,605
Notes and mortgage notes payable to affiliates	223	46,621
Junior subordinated debentures	54,124	—
Deferred tax liability, net	7,028	1,845

Total liabilities	545,887	383,678

Shareholders’ equity:
Preferred stock, $0.01 par value
Authorized: 5,000,000 shares
Issued and outstanding: no shares	—	—
Common stock, Class A, $0.01 par value
Authorized: 50,000,000 shares
Issued and outstanding: 18,604,053 and 18,597,166 shares, respectively	186	186
Common stock, Class B, $0.01 par value
Authorized: 10,000,000 shares
Issued and outstanding: 1,219,031 and 1,219,031 shares, respectively	12	12
Additional paid-in capital	181,084	180,790
Unearned compensation	(110)	—
Retained earnings	166,969	113,643
Accumulated other comprehensive income	1,645	158

Total shareholders’ equity	349,786	294,789

Total liabilities and shareholders’ equity	$895,673	678,467

Levitt Corporation
Consolidated Statements of Income — Unaudited
(In thousands, except per share data)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004
Revenues:
Sales of real estate	$123,632	175,706	558,112	549,652
Title and mortgage operations	893	1,325	3,750	4,798

Total revenues	124,525	177,031	561,862	554,450

Costs and expenses:
Cost of sales of real estate	94,491	130,420	408,082	406,274
Selling, general and administrative expenses	24,964	20,768	87,639	71,001
Other expenses	1,465	2,402	4,855	7,600

Total costs and expenses	120,920	153,590	500,576	484,875

(Loss) earnings from Bluegreen Corporation	(104)	2,417	12,714	13,068
Earnings from real estate joint ventures	144	338	69	6,050
Interest and other income	8,579	1,313	13,278	4,619

Income before income taxes	12,224	27,509	87,347	93,312

Provision for income taxes	3,891	10,496	32,436	35,897

Net income	$8,333	17,013	54,911	57,415

Earnings per common share:
Basic	$0.42	0.86	2.77	3.10
Diluted	$0.42	0.85	2.74	3.04

Weighted average common shares outstanding:
Basic	19,819	19,816	19,817	18,518
Diluted	19,843	19,961	19,929	18,600

Cash dividends per common share:
Class A common stock	$0.02	0.02	0.08	0.04
Class B common stock	$0.02	0.02	0.08	0.04

LEVITT CORPORATION AND SUBSIDIARIES
Summary of Selected Financial Data (unaudited)

	As of or for the
	Twelve Months Ended		As of or for the Three Months Ended
(dollars in thousands, except per share and average price data)	12/31/2005	12/31/2004	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Consolidated Operations:
Revenues from sales of real estate	$558,112	549,652	123,632	128,520	107,094	198,866	175,706
Cost of sales of real estate	408,082	406,274	94,491	98,455	84,547	130,589	130,420

Margin (a)	$150,030	143,378	29,141	30,065	22,547	68,277	45,286
Earnings (loss) from Bluegreen Corporation	$12,714	13,068	(104)	5,951	4,729	2,138	2,417
Selling, general & administrative expenses	$87,639	71,001	24,964	20,070	19,459	23,146	20,768
Net income	$54,911	57,415	8,333	10,708	6,052	29,818	17,013

Basic earnings per share	$2.77	3.10	0.42	0.54	0.31	1.50	0.86
Diluted earnings per share (b)	$2.74	3.04	0.42	0.53	0.30	1.49	0.85
Average shares outstanding (thousands)	19,817	18,518	19,819	19,817	19,816	19,816	19,816
Diluted shares outstanding (thousands)	19,929	18,600	19,843	19,944	19,949	19,965	19,961

Dividends declared per common share	$0.08	0.04	0.02	0.02	0.02	0.02	0.02

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	15.6%	12.8%	20.0%	15.5%	18.0%	11.6%	11.7%
Return on average shareholders’ equity, trailing 12 mos. (d)	17.0%	27.3%	17.0%	20.5%	22.3%	32.1%	27.3%
Ratio of debt to shareholders’ equity	116.6%	91.0%	116.6%	92.8%	81.4%	71.3%	91.0%
Ratio of debt to total capitalization	53.8%	47.6%	53.8%	48.1%	44.9%	41.6%	47.6%
Ratio of net debt to total capitalization	38.9%	25.3%	38.9%	33.3%	28.2%	17.3%	25.3%

Consolidated Balance Sheet Data:
Cash	$113,562	125,522	113,562	97,174	99,778	134,784	125,522
Inventory of real estate	611,260	413,471	611,260	525,303	453,182	401,818	413,471
Investment in Bluegreen Corporation	95,828	80,572	95,828	93,747	87,658	82,761	80,572
Total assets	895,673	678,467	895,673	786,934	716,205	683,543	678,467
Total debt	407,970	268,226	407,970	315,995	268,659	231,095	268,226
Total liabilities	545,887	383,678	545,887	446,481	386,204	359,301	383,678
Shareholders’ equity	349,786	294,789	349,786	340,453	330,001	324,242	294,789

Homebuilding Division (e):
Revenues from sales of real estate	$438,367	472,296	102,611	110,674	107,095	117,987	156,196
Cost of sales of real estate	347,008	371,097	81,890	87,266	84,273	93,579	122,267

Margin (a)	$91,359	101,199	20,721	23,408	22,822	24,408	33,929
Margin percentage (c)	20.8%	21.4%	20.2%	21.2%	21.3%	20.7%	21.7%
New orders (units)	1,767	1,679	490	243	429	605	314
New orders ($)	$547,045	427,916	165,100	82,725	133,874	165,346	76,562
Construction starts	1,662	2,294	292	546	489	335	349
Homes delivered	1,789	2,126	401	439	448	501	675
Average closing price of homes delivered	$245,000	222,000	256,000	252,000	239,000	236,000	231,000
Backlog of homes (units)	1,792	1,814	1,792	1,703	1,899	1,918	1,814
Backlog of homes ($)	$557,325	448,647	557,325	494,836	522,785	496,006	448,647

Land Division (f):
Revenues from sales of real estate	$105,658	96,200	21,044	17,914	149	66,551	19,139
Cost of sales of real estate	50,706	42,838	12,651	10,783	182	27,090	9,083

Margin (a)	$54,952	53,362	8,393	7,131	(33)	39,461	10,056
Margin percentage (c)	52.0%	55.5%	39.9%	39.8%	-22.1%	59.3%	52.5%
Acres sold	1,647	1,212	234	109	—	1,304	293
Inventory of real estate (acres) (g)	12,092	8,349	12,092	12,325	7,045	7,045	8,349
Inventory of real estate ($)	$150,686	122,056	150,686	154,488	114,038	106,645	122,056
Backlog of land (acres)	238	1,833	238	435	545	543	1,833
Backlog of land ($)	$34,802	121,095	34,802	43,427	59,884	59,624	121,095

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate.

(b)	Diluted earnings per share takes into account the dilution in earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing net income by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end current period with the equity balance at the end of the same period in the prior year.

(e)	Excludes joint ventures. Backlog includes all homes subject to sales contracts.

(f)	Includes land sales to Homebuilding division, if any. These inter-segment transactions are eliminated in consolidation.

(g)	Includes 7,287 estimated net saleable acres as of 12/31/2005.

LEVITT CORPORATION
Homebuilding Communities — Lot Inventory
As of: 12/31/05

		Sales	Planned	Closed		Sold	Net Units
Community	Location	Started	Units (a)	Units	Inventory	Backlog	Available
ACTIVE ADULT
Cascades — St. Lucie West(b)	Port St. Lucie, FL	2000	1,158	1,144	14	9	5
Summit Greens	Clermont, FL	2000	770	751	19	17	2
Cascades — Estero	Ft. Myers, FL	2002	614	530	84	72	12
Cascades — Sarasota	Sarasota, FL	2003	453	157	296	194	102
Cascades — Groveland	Groveland, FL	2005	999	—	999	160	839
Cascades — River Hall	Ft. Myers, FL	2005	570	—	570	43	527
Cascades — Southern Hills	Brooksville, FL	2005	925	—	925	12	913
Cascades — World Golf Village	St. John’s County, FL	2005	450	—	450	170	280
Seasons — Laurel Canyon	Canton, GA	2005	766	—	766	52	714
Seasons — Tradition (b)	Port St. Lucie, FL	2005	1,200	—	1,200	96	1,104

Total Actively Selling Communities			7,905	2,582	5,323	825	4,498
Grand Landings	Palm Coast, FL	2006 Q1*	416	—	416	—	416
Seasons — Prince Creek	Murrell’s Inlet, SC	2006 Q1*	460	—	460	—	460
Cascades — Bonita Springs	Bonita Springs, FL	2006 Q3*	445	—	445	—	445

Total Currently in Development			2,321	—	1,321	—	1,321

TOTAL ACTIVE ADULT INVENTORY			9,226	2,582	6,644	825	5,819

FAMILY
Magnolia Lakes(b)	Port St. Lucie, FL	2002	478	475	3	2	1
Regency Hills	Clermont, FL	2002	265	261	4	4	—
Avalon Park	Orlando, FL	2002	806	645	161	128	33
Summerport	Windermere, FL	2003	481	373	108	103	5
Riomar	Sarasota, FL	2004	154	10	144	143	1
Hunter’s Creek	Orange County, FL	2004	112	10	102	102	—
Hartwood Reserve	Clermont, FL	2004	325	4	321	208	113
San Simeon I & II	Ft. Myers, FL	2005	469	—	469	48	421
Jessup Reserve	Orlando, FL	2005	346	—	346	36	310
Various	Memphis, TN	Various	2,316	1,494	822	158	664
Various	Nashville, TN	Various	250	26	224	35	189

Total Actively Selling Communities			6,002	3,298	2,704	967	1,737

Turtle Creek	Osceola County, FL	2006 Q1 *	436	—	436	—	436
Various	Memphis, TN	Various	714	—	714	—	714

Total Currently in Development			1,150	—	1,150	—	1,150

TOTAL FAMILY INVENTORY			7,152	3,298	3,854	967	2,887

TOTAL INVENTORY OWNED
Active Adult communities			9,226	2,582	6,644	825	5,819
Family communities			7,152	3,298	3,854	967	2,887

Total Properties Owned			16,378	5,880	10,498	1,792	8,706

PROPERTIES UNDER CONTRACT TO BE ACQUIRED(c)
Active Adult communities		Various	1,469	—	1,469	—	1,469
Family communities		Various	2,604	—	2,604	—	2,604

Total Properties Under Contract			4,073	—	4,073	—	4,073

	Total Properties		20,451	5,880	14,571	1,792	12,779

*	Projected sales commencement date. Actual sales commencement date may be different.

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.

(b)	Acquired from Land Division

(c)	There can be no assurance that current property contracts will be consummated.

LEVITT CORPORATION
Land Development Properties
As of: 12/31/05

							$ Book
			Non-	Net		Saleable	value per	Acres	Saleable
		Total	Saleable	Saleable	Closed	Acres	Saleable	Under	Acres
Project	Location	Acres	Acres (a)	Acres (a)	Acres	Remaining	Acre ($000)	Contract(b)	Available(c)
Currently in Development

St. Lucie West	St. Lucie County, FL	1,964	—	1,964	1,960	4	$—	4	—

Tradition, FL	St. Lucie County, FL	8,246	2,388	5,858	1,548	4,310	25	234	4,076

Tradition, SC	Jasper County, SC	5,390	2,417	2,973	—	2,973	14	—	2,973

Total Currently in Development		15,600	4,805	10,795	3,508	7,287	$21	238	7,049

Total Properties		15,600	4,805	10,795	3,508	7,287	$21	238	7,049

(a)	Actual saleable acres may vary from original plan due to changes in zoning, project design, or other factors.

(b)	There can be no assurance that current property contracts will be consummated.

(c)	Saleable acres available for sale are approved for the following mix of use:

	Acres	Residential	Commercial
Project	Available	Units*	Sq. Ft.
St. Lucie West	—	—	—
Tradition, FL	4,076	11,000	8,800,000
Tradition, SC	2,973	9,500	1,500,000

Total	7,049	20,500	10,300,000

*	Based on current plans for these communities. Management does not expect to utilize the full residential density allowed by the existing entitlements.